IXIS FINANCIAL PRODUCTS INC.
9 West 57th Street, 36th Floor
New York, New York 10019
Fax: (212) 891-0660 / Phone: (212) 891-6298 / 6194

DATE:	December 29, 2006

TO:	Supplemental Interest Trust,
Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-20
c/o LaSalle Bank National Association
135 S. LaSalle Street, Suite 1511
Chicago, IL 60603
("Party B")

FROM:	IXIS Financial Products Inc. (“Party A”)

RE:	Interest Rate Cap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of December 29, 2006, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Cap Transaction to which this Confirmation relates is a Rate Cap Transaction, the terms of which are as follow:

General Terms
Trade Date:	December 20, 2006
Effective Date:	December 26, 2007, subject to adjustment in accordance with the Following Business Day Convention
Termination Date:	December 26, 2011, subject to adjustment in accordance with the Following Business Day Convention
Notional Amount:	See Amortization Schedule, Schedule A
Fixed Amounts:
Fixed Amount Payer:	Lehman Brothers Holdings Inc. on behalf of Party B.
Fixed Amount:	$135,000.
Fixed Amount Payment Date:	On or prior to December 29, 2006, subject to adjustment in accordance with the Following Business Day Convention.
Floating Amounts:
Floating Rate Payer:	Party A
Floating Rate:	The greater of (a) 0% and (b) USD-LIBOR-BBA with a Designated Maturity of one month minus the Strike Rate (as set forth in Schedule A).
Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on January 25, 2008 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One (1) month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360

	Reset Dates:	The first day of each Calculation Period.
	Compounding:	Inapplicable
Business Days:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of Colorado, New York or Illinois are closed.

Procedural Terms:
	Calculation Agent:	Party A
	Offices:	The Office of Party A for this Cap Transaction is New York.
Account Details:
2.	Payments to Party A:	CITIBANK N.A. ABA# 021-000-089 Account No.: 36216161 A/C IXIS Financial Products Inc.
	Payments to Party B:	LaSalle Bank, N.A. ABA# 071-000-505 LaSalle CHGO/CTR/BNF:/LASALLE TRUST A/C# 724262.1

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

IXIS Financial Products Inc.
(212) 891-0660 (fax)
Attn: Swap Operations

IXIS FINANCIAL PRODUCTS INC.

By: /s/ Vasanth K. Victor _________________________
Authorized Signatory

By: /s/ Christopher Hayden________________________
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
LEHMAN XS TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-20
By: LaSalle Bank, National Association, not in its individual capacity, but solely as Trustee

By:  /s/ Rita Lopez
Name: Rita Lopez
Title: Vice President

SCHEDULE A to the Confirmation dated as of December 29, 2006,
Re: Reference Number 379317CF

Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

From and including	To but excluding	Notional Amount (USD)	Strike Rate (%)
December 26, 2007	January 25, 2008	35,596,850.00	6.75%
January 25, 2008	February 25, 2008	37,073,871.00	6.75%
February 25, 2008	March 25, 2008	38,383,796.00	6.75%
March 25, 2008	April 25, 2008	39,537,345.00	6.75%
April 25, 2008	May 25, 2008	40,544,657.00	6.75%
May 25, 2008	June 25, 2008	41,403,243.00	6.75%
June 25, 2008	July 25, 2008	42,146,101.00	6.75%
July 25, 2008	August 25, 2008	42,741,102.00	6.75%
August 25, 2008	September 25, 2008	43,253,730.00	6.75%
September 25, 2008	October 25, 2008	43,074,249.00	6.75%
October 25, 2008	November 25, 2008	43,277,289.00	6.75%
November 25, 2008	December 25, 2008	43,156,388.00	6.75%
December 25, 2008	January 25, 2009	82,899,127.00	6.75%
January 25, 2009	February 25, 2009	82,745,753.00	6.75%
February 25, 2009	March 25, 2009	82,461,727.00	6.75%
March 25, 2009	April 25, 2009	82,058,316.00	6.75%
April 25, 2009	May 25, 2009	81,546,062.00	6.75%
May 25, 2009	June 25, 2009	80,934,829.00	6.75%
June 25, 2009	July 25, 2009	80,233,837.00	6.75%
July 25, 2009	August 25, 2009	79,433,716.00	6.75%
August 25, 2009	September 25, 2009	78,578,687.00	6.75%
September 25, 2009	October 25, 2009	77,386,951.00	6.75%
October 25, 2009	November 25, 2009	75,841,222.00	6.75%
November 25, 2009	December 25, 2009	55,093,350.00	6.75%
December 25, 2009	January 25, 2010	47,182,824.00	6.75%
January 25, 2010	February 25, 2010	46,473,771.00	6.75%
February 25, 2010	March 25, 2010	45,742,587.00	6.75%
March 25, 2010	April 25, 2010	44,992,365.00	6.75%
April 25, 2010	May 25, 2010	44,225,979.00	6.75%
May 25, 2010	June 25, 2010	43,446,092.00	6.75%
June 25, 2010	July 25, 2010	42,655,170.00	6.75%
July 25, 2010	August 25, 2010	41,855,495.00	6.75%
August 25, 2010	September 25, 2010	41,049,178.00	6.75%
September 25, 2010	October 25, 2010	40,238,165.00	6.75%
October 25, 2010	November 25, 2010	39,424,249.00	6.75%
November 25, 2010	December 25, 2010	38,609,083.00	6.75%
December 25, 2010	January 25, 2011	37,794,182.00	6.75%
January 25, 2011	February 25, 2011	36,980,940.00	6.75%
February 25, 2011	March 25, 2011	36,170,629.00	6.75%
March 25, 2011	April 25, 2011	35,364,413.00	6.75%
April 25, 2011	May 25, 2011	34,563,352.00	6.75%

From and including	To but excluding	Notional Amount (USD)	Strike Rate (%)
May 25, 2011	June 25, 2011	33,735,949.00	6.75%
June 25, 2011	July 25, 2011	32,948,750.00	6.75%
July 25, 2011	August 25, 2011	32,169,326.00	6.75%
August 25, 2011	September 25, 2011	31,169,547.00	6.75%
September 25, 2011	October 25, 2011	30,225,868.00	6.75%
October 25, 2011	November 25, 2011	23,911,434.00	6.75%
November 25, 2011	December 26, 2011	10,322,074.00	6.75%